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                              FIRST AMENDMENT OF
                 FMC CORPORATION EMPLOYEES' RETIREMENT PROGRAM
        PART I SALARIED AND NONUNION HOURLY EMPLOYEES' RETIREMENT PLAN
        --------------------------------------------------------------
              (As Amended and Restated Effective January 1, 1999)

     WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Employees' Retirement Program Part I Salaried and Nonunion Hourly Employees' Retirement Plan (the "Plan"); and

     WHEREAS, amendment of the Plan is now considered desirable;

     NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, and pursuant to authority delegated to the undersigned officer of the Company by resolution of its Board of Directors, the Plan is hereby amended, effective January 1, 1999, in the following respects:

     1. Subsection (iv) of Section 3.4.2 Suspension of Benefits After Normal Retirement Date is hereby amended by deleting the language "(such reduction will occur only if such benefits are not repaid in full to the Trust within 2 years after his date of reemployment.)"

     2. Section 4.1 Termination of Service is hereby amended by adding the following sentence to the end thereof:

          "The Committee or its delegatee may, in its discretion, fully vest a Participant in the Participant's accrued benefit in the event the Participant's employment with the Company is affected by a transaction undertaken by the Company."

     3. Section 6.2 Available Forms of Benefit is hereby amended by adding the following Section to the end thereof:

          "6.2.5 Lump Sum Distribution Option: Participants in the Plan who were:

          (a) salaried Participants employed at Green Bay, Wisconsin;

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          (b)  salaried Participants who were employed by the segment of the
               Company acquired from Crosby Valve Inc.; and

          (c) salaried Participants who were employed by the BioProducts Division of the Company at the time of a divestiture of assets by the Company affecting the employment of such Participants by the Company were given a one-time option to elect (i) an immediate lump sum payment which is the actuarial equivalent of an Individual Life Annuity (determined in accordance with the 1983 Group Annuity Mortality Table weighted 50% male and 50% female and the applicable interest rate prescribed under
          Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date); (ii) an immediate annuity distribution in any form as described in Section 6.2.1 through 6.2.4 above; or (iii) to defer an annuity distribution in any form as described in Section 6.2.1 through 6.2.4 above."

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 9th day of November, 1999.

                                       FMC CORPORATION



                                       By: /s/ J. Paul McGrath
                                          ------------------------------------
                                       Member, Employee Welfare Benefits Plan
                                       Committee